UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 18, 2017
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

RAYONIER INC.

		PAGE
Item 5.07.	Submission of Matters to a Vote of Security Holders	1
	Signature	2

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Rayonier Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2017 (the “Original Filing”). The Original Filing reported the final voting results of the Company’s 2017 Annual Meeting of Shareholders held on May 18, 2017 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision as to the frequency with which executive compensation will be subject to future advisory shareholder votes. No other changes have been made to the Original Filing other than to provide the disclosure set forth in this Amendment.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, shareholders of the Company voted, among other matters, on an advisory basis, as to the frequency with which executive compensation will be subject to future advisory shareholder votes. As previously reported in the Original Filing, the greatest number of votes was cast in favor of every “One Year”.

In accordance with the Board’s recommendation as set forth in the Company’s proxy statement for the Annual Meeting and consistent with the stated preference of the Company’s shareholders, the Company has determined that future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on this matter is held.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and
Corporate Secretary
July 24, 2017

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